ARTICLES OF MERGER

OF

FOXY JEWELRY, INC.

(a Nevada corporation)

AND

PRIMEPLAYER INCORPORATED

(a Nevada corporation)

Pursuant to NRA 92A.100 through 92A.500 and specifically, 92A.200, the corporations herein named do hereby adopt the following Articles of Merger:

1. Annexed hereto and made a part hereof as Exhibit "A" is the October 26, 2002 Agreement and Plan of Merger, as amended, for merging PRIMEPLAYER INCORPORATED, a Nevada corporation ("PrimePlayer"), with and into FOXY JEWELRY, INC., a Nevada corporation ("Foxy"). In addition to having obtained approval by the stockholders of each constituent corporation as set forth below, the said Agreement and Plan of Merger, as amended, has been adopted and approved by the Board of Directors of PrimePlayer and by the Board of Directors of Foxy, all as required under NRS § 78.458.1(b).

2. The merger of PrimePlayer with and into Foxy is permitted by the laws of the State of Nevada and has been undertaken in compliance with said laws.

3. The said Agreement and Plan of Merger, Exhibit "A" hereto, has been approved by the stockholders of PrimePlayer. The manner of approval thereof by said stockholders was as follows:

(i) The designation, number of outstanding shares and the number of votes entitled to be cast by the one and only class of securities entitled to vote on the said Agreement and Plan of Merger are as follows:

Number

Entitled

Designation Outstanding Shares to Vote

Common stock 3,000,000 3,000,000

(ii) The transaction was approved in writing by the registered owners of 100% of the outstanding common shares of PrimePlayer pursuant to the provisions of NRS

§ 78.320(b)(2).

Number Voted For Number Voted Against

3,000,000 - 0 -

The foregoing number of shares which voted for adoption of the said Agreement and Plan of Merger by the single voting group entitled to vote thereon was sufficient for the approval thereof by the said class.

4. The said Agreement and Plan of Merger, Exhibit "A" hereto, was also submitted to a vote of the stockholders of Foxy. The manner of approval thereof by said stockholders was as follows:

(i) The designation, number of outstanding shares and the number of votes entitled to be cast by the one and only class of securities entitled to vote on the said Agreement and Plan of Merger are as follows:

Number

Entitled

Designation Outstanding Shares to Vote

Common stock 2,027,000 2,027,000

(ii) The transaction was approved by the written consent of a majority of the outstanding common shares of Foxy as follows:

Number Voted For Number Voted Against

1,098,000 -0-

The foregoing number of votes which voted for adoption of the said Agreement and Plan of Merger by the single voting group entitled to vote thereon was 54.17% and therefore, was sufficient for the approval thereof by the said class.

5. Under the Agreement and Plan of Merger, Foxy Jewelry, Inc. is the surviving corporation. Pursuant to the provisions of NRS 78.385 and 78.390 Foxy Jewelry, Inc., the surviving corporation, adopted the following Articles of Amendment to its Articles of Incorporation.

(i) Article I regarding the name of the corporation is amended to read as follows:

ARTICLE ONE: NAME

The name of the corporation is PRIMEPLAYER INCORPORATED.

(ii). Article III regarding the purposes for which the corporation is organized is amended to read as follows:

ARTICLE THREE. PURPOSES:

1. The Corporation is organized for any and all lawful purposes for which corporations may be organized under the laws of the State of Nevada, including without limitation, the acquisition, development, and commercial operation of an internet website devoted to providing information, equipment and services related to sports medicine, physical training, orthopedic reconstruction and injury rehabilitation.

2. To purchase, receive by way of gift, subscribe for, invest in, and in all other ways acquire, import, lease, possess, maintain, handle on consignment, own, hold for investment or otherwise use, enjoy, exercise, operate, manage, conduct, perform, make, borrow, guarantee, contract in, respect of, trade and deal in, sell, exchange, let, lend, export, mortgage, pledge, deed in trust, hypothecate, encumber, transfer, assign and in all other ways dispose of, design, develop, invent, improve, equip, repair, alter, fabricate, assemble, build, construct, operate, manufacture, plant, cultivate, product, market, and in all other ways (whether like or unlike any of the foregoing), deal in and with property of every kind and character, real, personal or mixed, tangible or intangible, wherever situated and however held, including, but not limited to, money, credits, choices in action, securities, stocks, bonds, warrants, scripts, certificates, debentures, mortgages, notes, commercial paper, and other obligations and evidences of interest in or indebtedness of any person, firm, or corporation, foreign or domestic, or of any government, subdivision or agency thereof, documents of title, and accompanying rights, and every other kind and character of personal property, real property (improved or unimproved), and the products avails thereof, and every character of interest therein and appurtenance thereto, including, but not limited to, mineral, oil, gas, and water rights, all or any part of any going business and its incidents, franchises, subsidies, charters, concessions, grants, rights, powers or privileges, granted or conferred by any government or subdivision or agency thereof, and any interest in or part of any of the foregoing, and to exercise in respect thereof the rights, powers, privileges, and immunities of individual owners or holders thereof.

3. To hire and employ agents, servants, and employees, and to enter into agreements of employment and collective bargaining agreements, and to act as agents, contractor, trustee, factor or otherwise, either alone or in company with others.

4. To promote or aid in any manner, financially or otherwise, any person, firm, associate,

or corporation, and to guarantee contracts and other obligations.

5. To let concessions to others to do any of the things that this corporation is empowered to do, and to enter into, make, perform, and carry out, contracts and arrangements of every kind and character with any person, firm, association, or corporation, or any government or authority or subdivision or agency thereof.

6. To carry on any business whatsoever that this corporation may deem proper or convenient in connection with any of the foregoing purposes or otherwise, or that it may deem calculated, directly or indirectly, to improve the interests of this corporation, and to do all things specified in the laws of the State of Nevada, and to have and to exercise all powers conferred by the laws of said State of Nevada on corporations formed under the laws pursuant to which this corporation is formed, as such laws are now in effect or may at any time hereafter may be amended, and to do any and all things hereinabove set forth to the same extent and as fully as natural persons might or could do, either alone or in connection with other persons, firms, associations, or corporations, and in any part of the world.

7. To own, hold, rent, lease, manage, encumber, improve, exchange, buy, and sell real property, collect rents, and do a general real estate business; and in general to have and exercise all powers, rights, and privileges necessary and incident to carrying out properly the objects above mentioned. The foregoing state of purposes shall be construed as a statement of both purposes and powers, shall be liberally construed in aid of the powers of this corporation, and the powers and purposes stated in each clause shall, except where otherwise stated, be in nowise limited or restricted by any term or provision of any other clause, and shall be regarded note only as independent purposes, but the purposes and powers stated shall be construed distributively as each object expressed, and the enumeration as to specific powers shall not be construed as to limit in any manner the aforesaid general powers, but are in furtherance of, in addition to, and not in limitation of said general powers.

(iii). Article IV regarding the authorized capital of the corporation is amended to read as follows:

ARTICLE FOUR. CAPITALIZATION:

The aggregate amount of the total authorized capital stock of this corporation is Sixty Thousand Dollars ($60,000) Dollars, consisting of Sixty Million (60,000,000) Authorized Shares at one mil ($0.001) par value per share divided into two classes of stock, being preferred and common of which 10,000,000 shares shall be authorized as preferred stock which may be issued in various series, and 50,000,000 shares shall be authorized as common stock which shall be non-assessable. All of the shares may be issued by the corporation from time to time and for such considerations as may be determined upon and fixed by the board of directors not inconsistent with law, and when such consideration has been received by the corporation, such shares shall be deemed validly authorized and issued and fully paid. There shall be no cumulative voting, no preferences or limitations, and no preemptive rights.

THIRD: The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendments is 1,098,000 shares of the 2,027,000 shares which are outstanding.

(iv) As to each specific Article of Amendment voted upon as contemplated in NRS 78.390.1(b), the votes on each of the foregoing Amendments to the Articles of Incorporation of Foxy Jewelry, Inc., the surviving corporation was as follows:

Number Voted For Number Voted Against

1,098,000 -0-

6. The merger herein described shall become effective from and after the date upon which these Articles of Merger are filed with the Secretary of State of Nevada.

7. The Principal Office of the Surviving Corporation is and shall be PrimePlayer Incorporated, 3993 Howard Hughes Parkway, Suite 270, Las Vegas, NV 89109. The Surviving Corporation shall also maintain its Nevada office at Nevada Agency & Trust, 50 West Liberty Street, Reno, NV 89501..

PRIMEPLAYER INCORPORATED,

a Nevada corporation

Date: October 28, 2002 /s/ Gary S. Marrone, M.D.

Gary S. Marrone, MD

FOXY JEWELRY, INC.,

a Nevada corporation

Date: October 28, 2002 /s/ Michael Fox

Michael Fox, President